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                                                                  EXHIBIT 10 (e)

                       HUNTINGTON BANCSHARES INCORPORATED

                           BOARD OF DIRECTORS MEETING
                                NOVEMBER 20, 2001

                                       RE:
 THIRD AMENDMENT TO THE AMENDED AND RESTATED HUNTINGTON BANCSHARES INCORPORATED
                             1994 STOCK OPTION PLAN

      WHEREAS, the Board of Directors and shareholders of Huntington Bancshares Incorporated (the "Corporation") previously adopted and established the Amended and Restated Huntington Bancshares Incorporated 1994 Stock Option Plan (the "1994 Plan") which provides for the grant to eligible employees of the Corporation or its subsidiaries of options to purchase shares of common stock, without par value, of the Corporation;

      WHEREAS, Section 7(d) of the 1994 Plan currently permits only holders of Non-Statutory Stock Options to designate a beneficiary to exercise his or her Non-Statutory Stock Option after the optionholder's death;

      WHEREAS, Section 10(a) of the 1994 Plan provides that this Board of Directors may at any time and from time to time amend the 1994 Plan;

      WHEREAS, this Board deems it desirable and in the best interests of the Corporation, effective November 20, 2001, to amend Section 7(a) and Section 7(d) of the 1994 Plan to allow the holders of Incentive and Non-Statutory Stock Options the ability to designate a beneficiary to exercise such options following the optionholder's death; and

      WHEREAS, this Board deems it desirable and in the best interests of the Corporation, effective November 20, 2001, to amend the definition of "Retirement" under Section 2(xv) of the 1994 Plan to conform the definition to the other stock option plans of the Corporation.

      NOW, THEREFORE, BE IT RESOLVED, that, effective November 20, 2001, Section 7(a), Section 7(d) and Section 2(xv) of the 1994 Plan shall be amended to permit holders of Incentive and Non-Statutory Stock Options the ability to designate a beneficiary to exercise such options following the optionholder's death and to conform the definition of "Retirement" as used in the 1994 Plan to the other stock option plans of the Corporation, and that the Third Amendment to the 1994 Plan, as presented to this Board and as indicated on Exhibit A attached hereto, be, and hereby is, adopted and approved.

      FURTHER RESOLVED, that the proper officers of the Corporation are authorized to take such actions or make such findings as determined, in their discretion, to be necessary or beneficial to effectuate these Resolutions.
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                                   EXHIBIT A

            THIRD AMENDMENT TO THE HUNTINGTON BANCSHARES INCORPORATED
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

            Effective November 20, 2001, Section 7(d) of the Huntington Bancshares Incorporated Amended and Restated 1994 Stock Option Plan is hereby amended by deleting in its entirety subsection (a) of the second paragraph of
Section 7(d) and replacing it with the following:

      "(a) designate in writing a beneficiary to exercise his or her Incentive Stock Option or Non-Statutory Stock Option after the optionholder's death."

      Effective November 20, 2001, Section 7(a) of the Huntington Bancshares Incorporated Amended and Restated 1994 Stock Option Plan is hereby amended by deleting Section 7(a) in its entirety and replacing it with the following:

      "(a) Exercise Upon Death. Upon the death of any Optionholder (1) while in the employ of the company, or (2) which serving as a member of the Board of Directors of the Company, or (3) after Retirement, but prior to the exercise in full of any option granted to such Optionholder, the Optionholder's executor, administrator or such other person or persons to whom the Option shall pass by testamentary transfer, bequest, the operation of the laws of descent or distribution, or by reason of a written beneficiary designation on a form proscribed by the Company, may exercise any option then unexercised in full within the period ending upon the earlier of the Expiration Date of the option or the date thirteen months after the Optionholder's death, and may then purchase all or any part of the shares subject to the option, whether or not such option is then exercisable in full pursuant to its terms."

      Effective November 20, 2001, Section 2(xv) of the Huntington Bancshares Incorporated Amended and Restated 1994 Stock Option Plan is hereby amended by deleting Section 2(xv) in its entirety and replacing it with the following:

      "Retirement" shall mean, in the case of an employee, the retirement from the employ of the Company under one or more of the retirement plans of the Company, and, in the case of an Eligible Director, shall mean the retirement from the Board of Directors of the Company at any time after the Eligible Director attains age 55 and has served at least 5 years as a Director."